UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 31, 2008
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 31, 2008, Ms. Marla C. Gottschalk resigned from the Board of Directors of GATX Corporation. Ms. Gottschalk is the Chief Executive Officer of The Pampered Chef, a subsidiary of Berkshire Hathaway Inc. (“Berkshire Hathaway”)(NYSE: BRK.A and BRK.B). Berkshire Hathaway recently announced an agreement to acquire the Marmon Group, which, in turn, owns Union Tank Car Company, a competitor of GATX. In her resignation letter, Ms. Gottschalk advised GATX that, in light of this pending acquisition and her position as Chief Executive Officer of a Berkshire Hathaway company, she had decided to resign in order to avoid any appearance of impropriety or any potential for a perceived conflict of interest.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Senior Vice President, Chief Financial Officer (Duly Authorized Officer)

Date: February 1, 2008